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                                                                 Exhibit 10.16.4

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             AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


                         EME HOMER CITY GENERATION L.P.



                                   in favor of

                              THE BANK OF NEW YORK
                                 as successor to

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                               as Collateral Agent



                          Dated as of December __, 2001

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
                                TABLE OF CONTENTS

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
SECTION 1. DEFINED TERMS..........................................................................................2
         1.1      DEFINITIONS.....................................................................................2
                  -----------
         1.2      OTHER DEFINITIONAL PROVISIONS...................................................................3
                  -----------------------------

SECTION 2. PLEDGE; GRANT OF SECURITY INTEREST.....................................................................3

SECTION 3. REPRESENTATIONS AND WARRANTIES.........................................................................4
         3.1      TITLE; NO OTHER LIENS...........................................................................4
                  ---------------------
         3.2      PERFECTED FIRST PRIORITY LIENS..................................................................4
                  ------------------------------
         3.3      CHIEF EXECUTIVE OFFICE..........................................................................4
                  ----------------------

SECTION 4. COVENANTS..............................................................................................4
         4.1      DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND CHATTEL  PAPER.............................4
                  -------------------------------------------------------------------
         4.2      MAINTENANCE OF PERFECTED SECURITY INTEREST FURTHER DOCUMENTATION................................4
                  ----------------------------------------------------------------
         4.3      CHANGES IN LOCATIONS, NAME, ETC.................................................................5
                  -------------------------------
         4.4      NOTICES.........................................................................................5
                  -------

SECTION 5. REMEDIAL PROVISIONS....................................................................................5
         5.1      PROCEEDS TO BE TURNED OVER TO COLLATERAL AGENT..................................................5
                  ----------------------------------------------
         5.2      DEPOSITS; APPLICATION OF PROCEEDS...............................................................6
                  ---------------------------------
         5.3      DIRECTION OF SECURED PARTIES....................................................................6
                  ----------------------------
         5.4      CODE AND OTHER REMEDIES.........................................................................6
                  -----------------------
         5.5      WAIVER; DEFICIENCY..............................................................................7
                  ------------------

SECTION 6. THE COLLATERAL AGENT...................................................................................7
         6.1      COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC.........................................7
                  -------------------------------------------------------
         6.2      DUTY OF COLLATERAL AGENT........................................................................9
                  ------------------------
         6.3      EXECUTION OF FINANCING STATEMENTS...............................................................9
                  ---------------------------------
         6.4      AUTHORITY OF COLLATERAL AGENT...................................................................9
                  -----------------------------
         6.5      RESIGNATION OF COLLATERAL AGENT................................................................10
                  -------------------------------

SECTION 7. MISCELLANEOUS.........................................................................................10
         7.1      AMENDMENTS IN WRITING..........................................................................10
                  ---------------------
         7.2      NOTICES........................................................................................10
                  -------
         7.3      NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES............................................10
                  ---------------------------------------------------
         7.4      SUCCESSORS AND ASSIGNS.........................................................................10
                  ----------------------
         7.5      SET-OFF........................................................................................10
                  -------
         7.6      COUNTERPARTS...................................................................................11
                  ------------
         7.7      SEVERABILITY...................................................................................11
                  ------------
         7.8      SECTION HEADINGS...............................................................................11
                  ----------------
         7.9      INTEGRATION....................................................................................11
                  -----------
         7.10     GOVERNING LAW..................................................................................12
                  -------------
         7.11     SUBMISSION TO JURISDICTION; WAIVERS............................................................12
                  -----------------------------------
         7.12     ACKNOWLEDGEMENTS...............................................................................12
                  ----------------
         7.13     RELEASES.......................................................................................12
                  --------


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         7.14     Security Interest Absolute.....................................................................13
         7.15     WAIVER OF JURY TRIAL...........................................................................14
                  --------------------

SCHEDULES

Schedule 1        Notice Addresses
Schedule 2        Perfection Matters
Schedule 3        Jurisdictions of Organization and Chief Executive Offices
Schedule 4        Participation Agreements


                                       ii
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                  AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of December __, 2001, made by EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership ("THE PLEDGOR") in favor of THE BANK OF NEW YORK, as successor to UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "COLLATERAL AGENT").


                                    RECITALS


                  A. Contemporaneously herewith, EME Homer City will enter into a transaction pursuant to the Participation Agreements listed on SCHEDULE 4 by and among EME Homer City, the Owner Lessor, Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Manager, the Owner Participant, Homer City Funding LLC, as Lender, the Lease Indenture Trustee, the Security Agent and The Bank of New York, not in its individual capacity but solely as Bondholder Trustee (as amended, modified and supplemented and in effect from time to time, collectively, the "PARTICIPATION AGREEMENTS") whereby EME Homer City will sell undivided interests in its generating assets to the Owner Lessors and the Owner Lessors will lease such undivided interests in its generating assets to EME Homer City under the Facility Leases.

                  B. In consideration of the transactions contemplated by the Participation Agreements, the Pledgor will be obligated to pay to the Secured Parties the aggregate amount of all obligations owed by the Pledgor to the Secured Parties under the Operative Documents related thereto (the "LEVERAGED LEASE OBLIGATIONS").

                  C. In satisfaction of the requirements of the Secured Parties, the Pledgor desires by this Agreement and the other Security Documents (as defined below) to provide collateral as security for its obligations under each Participation Agreement and the other Operative Documents related thereto.

                  D. In order to simplify administration of such collateral and to provide for the orderly enforcement of their respective rights, the Secured Parties (as defined below) have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any pledge intended to benefit the Secured Parties, and to hold the liens created, or to be created, under the Operative Documents.

                  E. In connection with the sale-leaseback transaction, the guarantee and the pledge under the Guarantee and Collateral Agreement (as defined below) were terminated and the EME parties (as defined below) were released from their obligations thereunder.

                  F. It is a condition precedent to the approval by the Secured Parties of the transactions contemplated by the Operative Documents that the Pledgor shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties.

                  NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, that the Guarantee and Collateral Agreement, dated as of March 18, 1999 (the "GUARANTEE AND COLLATERAL AGREEMENT"), among Edison Mission Holdings, Co., Edison Mission Finance Co., Homer City Property
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Holdings, Inc., Chestnut Ridge Energy Co., Mission Energy Westside, Inc., EME
Homer City Generation, L.P. and Edison Mission Energy (the "EME PARTIES"), in favor of United States Trust Company of New York, is amended and restated as follows:

                            SECTION 1. DEFINED TERMS

                  1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Participation Agreement and used herein shall have the meanings given to them in each Participation Agreement.

                  (b) The following terms shall have the following meanings:

                  "AGREEMENT": this Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "CERTIFICATED SECURITY": the collective reference to (i) any "certificated security" as defined in Section 8-102(a)(4) of the New York UCC and (ii) all limited liability company certificates, partnership interest certificates and certificated options therefor that may be issued or granted by any issuer.

                  "COLLATERAL": as defined in SECTION 2.

                  "COLLATERAL ACCOUNT": any collateral account established by the Collateral Agent as provided in SECTION 5.1.

                  "FACILITY LEASE": as defined in each Participation Agreement.

                  "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-102(a)(42) of the New York UCC excluding the following: all emissions allowances and credits allocated by the DEP to the extent credited to an account in the Partnership's name prior to termination of the Facility Lease, all insurance policies, and all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Pledgor is a party or under which the Pledgor has any right, title or interest or to which the Pledgor or any property of the Pledgor is subject, as the same may from time to time be amended, supplemented or otherwise modified.

                  "LEASE EVENT OF DEFAULT": as defined in each Participation Agreement.

                  "LEASE INDENTURE TRUSTEE": as defined in each Participation Agreement.

                  "LEVERAGED LEASE OBLIGATIONS": as defined in the recitals.

                  "LEASE SUBORDINATION AGREEMENT": the Lease Subordination Agreement, dated as of December __, 2001, among the Owner Lessors, the Owner Participant and the Lease Indenture Trustee.

                  "MAJORITY IN INTEREST OF OWNER LESSORS": the holders of at least 51% of all Undivided Interests (as defined in any Participation Agreement) still subject to a Facility Lease.

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                  "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "PERSON": any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

                  "PLEDGOR": as defined in the PREAMBLE.

                  "PROCEEDS": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC.

                  "SECURED PARTIES": the Collateral Agent, the Owner Lessors and the Owner Participant.

                  "SECURITIES ACT": the Securities Act of 1933, as amended.

                  1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, appendix and exhibit references are to this Agreement unless otherwise specified.

                  (b) Each reference in this Agreement to a Operative Document or other agreement shall be deemed to refer to such Operative Document or other agreement as the same may be amended, supplemented or otherwise modified from time to time.

                  (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

                  (d) Each reference in this Agreement to a Person shall be deemed to include such Person's successors and assigns.

                  (e) Each reference in this Agreement to a Requirement of Law shall be deemed to refer to such Requirement of Law as the same may be amended, supplemented or otherwise modified from time to time.

                  (f) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 2. PLEDGE; GRANT OF SECURITY INTEREST

                  The Pledgor hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the General Intangibles now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest together with all Proceeds thereof (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when

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due (whether at the stated maturity, by acceleration or otherwise) of the
Leveraged Lease Obligations.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

                  The Pledgor hereby represents and warrants, with respect to itself and its Collateral, to the Collateral Agent and each Secured Party that:

                  3.1 TITLE; NO OTHER LIENS. Except for the security interest granted to the Collateral Agent pursuant to this Agreement, the Pledgor owns each item of the Collateral free and clear of any and all Liens or claims of others except as are permitted by the Operative Documents. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Operative Documents.

                  3.2 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement upon completion of the filings and other actions specified on SCHEDULE 2 (which, in the case of all filings and other documents referred to on said SCHEDULE, have been delivered to the Collateral Agent in completed and duly executed form) will (a) constitute valid and enforceable perfected security interests in all of the Collateral in favor of the Collateral Agent as collateral security for the Leveraged Lease Obligations to the extent that a security interest may be perfected by filing and/or the other actions specified on SCHEDULE 2, and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Operative Documents and which have priority over the Liens on the Collateral by operation of law.

                  3.3 CHIEF EXECUTIVE OFFICE. On the date hereof, the Pledgor's jurisdiction of organization and the location of the Pledgor's chief executive office or sole place of business are specified on SCHEDULE 3.

                              SECTION 4. COVENANTS

                  The Pledgor covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Agreement until the Leveraged Lease Obligations shall have been paid in full:

                  4.1 DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

                  4.2 MAINTENANCE OF PERFECTED SECURITY INTEREST FURTHER DOCUMENTATION. (a) The Pledgor shall take any and all actions that may be necessary or, in the reasonable discretion of the Collateral Agent, prudent to maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in SECTION 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

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                  (b) The Pledgor will furnish to the Collateral Agent and the
Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

                  4.3 CHANGES IN LOCATIONS, NAME, ETC. The Pledgor will not, except upon 30 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein:

                           (i) change its jurisdiction of organization or the
                  location of its chief executive office or sole place of business from that referred to in SECTION 3.3; or

                           (ii) change its name, identity or corporate structure
                  to such an extent that any financing statement flied by the Collateral Agent in connection with this Agreement would become misleading.

                  4.4 NOTICES. The Pledgor will advise the Collateral Agent promptly, in reasonable detail, of:

                  (a) any Lien (other than security interests created hereby or Liens permitted under the Operative Documents) on any of the Collateral which could reasonably be expected to have a material adverse effect on the ability of the Collateral Agent to exercise any of its remedies hereunder; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

                         SECTION 5. REMEDIAL PROVISIONS

                  5.1 PROCEEDS TO BE TURNED OVER TO COLLATERAL AGENT. If a Lease Event of Default shall occur and be continuing, all Proceeds received by the Pledgor consisting of cash, checks and other near-cash items shall be held by the Pledgor in trust for the Collateral Agent, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Collateral Agent in the exact form received by the Pledgor (duly indorsed by

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the Pledgor to the Collateral Agent, if required). All Proceeds received by the
Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by the Pledgor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Leveraged Lease Obligations and shall not constitute payment thereof until applied as provided in SECTION 5.2.

                  5.2 DEPOSITS; APPLICATION OF PROCEEDS. Upon the creation of any Collateral Account, the Collateral Agent shall also establish 8 subaccounts of such Collateral Account, one subaccount with respect to each Facility Lease and the other Operative Documents related thereto. All deposits into the Collateral Account shall be credited to each subaccount based upon such Owner Lessor's Percentage of such deposited amount. If a Lease Event of Default shall have occurred and be continuing, at any time thereafter at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in the applicable subaccount of any Collateral Account in payment of the Leveraged Lease Obligations in accordance with the applicable Participation Agreement and the other applicable Operative Documents, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for any Leveraged Lease Obligations shall be paid over from time to time by the Collateral Agent to the Pledgor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds in a subaccount remaining after applicable Leveraged Lease Obligations shall have been paid in full shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive the same. It is acknowledged and agreed that sums on deposit in any subaccount of the Collateral Account shall be held for the benefit of the applicable Owner Lessor (as collateral for the Leveraged Lease Obligations under the applicable Facility Lease and the applicable Operative Documents and shall not constitute collateral for, and shall not be applied to the repayment of, any obligations of the Facility Lessee owing to any other Owner Lessor under any other Facility Lease (or other applicable Operative Documents).

                  5.3 DIRECTION OF SECURED PARTIES. The Majority in Interest of Owner Lessors shall be entitled to give and refrain from giving consents and directions to the Collateral Agent on behalf of all the Secured Parties (and all Secured Parties shall be bound by such action).

                  5.4 CODE AND OTHER REMEDIES. Subject to Article XIV of each Participation Agreement, if a Lease Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the applicable Leveraged Lease Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and

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at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Pledgor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Pledgor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this SECTION 5.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder (including, without limitation, reasonable attorneys' fees and disbursements) and after crediting such proceeds to the subaccounts of the Collateral Account in accordance with SECTION 5.2, to the payment in whole or in part of the applicable Leveraged Lease Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  5.5 WAIVER; DEFICIENCY. The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under [Section 9-112] of the New York UCC.

                        SECTION 6. THE COLLATERAL AGENT

                  6.1 COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC.
(a) The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Collateral Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following:

                           (i) in the name of the Pledgor or its own name, or
                  otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                           (ii) pay or discharge taxes and Liens levied or
                  placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof,

                           (iii) execute, in connection with any sale provided
                  for in SECTION 5.3 or 5.4, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           (iv) (1) direct any party liable for any payment
                  under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;
                  (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

                  Anything in this SECTION 6.1(A) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this SECTION 6.1(a) unless a Lease Event of Default shall have occurred and be continuing.

                  (b) If a Lease Event of Default shall have occurred and be continuing, if the Pledgor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this SECTION 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Leveraged Lease Obligations under the Participation Agreement and the other Operative

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Documents, from the date of payment by the Collateral Agent to the date reimbursed by the Pledgor, shall be payable by the Pledgor to the Collateral Agent on demand.

                  (d) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  6.2 DUTY OF COLLATERAL AGENT. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it with the same degree of care as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agents and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for (i) their own gross negligence or willful misconduct or (ii) breach of their obligations under this Agreement.

                  6.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the New York UCC and any other applicable law, the Pledgor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Pledgor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  6.4 AUTHORITY OF COLLATERAL AGENT. The Pledgor and each Secured Party by accepting the benefits of this Agreement acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Operative Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.


                  6.5 RESIGNATION OF COLLATERAL AGENT. The Collateral Agent may resign at any time by giving ninety (90) days' prior written notice thereof to the Pledgor and the Owner Lessors; provided that such resignation may not in any event take effect until a successor Collateral Agent accepts an appointment as set forth in this Section 6.5. Upon any such notice of resignation, the Pledgor and the Owner Lessors shall have the right, upon ten (10) days' prior written notice to the Pledgor and the Owner Lessors, to appoint a successor Collateral Agent. Collateral Agent may be removed at any time with or without cause, by an instrument in writing delivered to Collateral Agent by the Pledgor and the Owner Lessors pursuant to the terms of this Agreement. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent (and the retiring or removed Collateral Agent shall reasonably cooperate in the transferring of such rights, powers and privileges to such successor Collateral Agent) and the retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within sixty
(60) days after the retiring or removed Collateral Agent's giving of notice of resignation, then, upon five (5) days' prior written notice to the Secured Parties and the Pledgor, the retiring or removed Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent. Any successor Collateral Agent shall be a bank, a banking cooperative or trust company organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Operative Documents.

                            SECTION 7. MISCELLANEOUS

                  7.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in writing and in accordance with the Participation Agreement.

                  7.2 NOTICES. All notices and other communications to any party hereto shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on
Schedule 1 or at such other address or facsimile number as may be designated by such party in a notice to the other parties.

                  7.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to SECTION 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Lease Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  7.4 SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; PROVIDED that the Pledgor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

                  (b) In order to secure the Lessor Notes of each Owner Lessor, such Owner Lessor will assign and grant a first priority security interest in favor of its applicable Lease Indenture Trustee in and to all of such Owner Lessor's right, title and interest in, to and under this Agreement (other than to the extent relating to Excepted Payments and the rights to enforce and collect the same). The Facility Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Facility Lessee under any other circumstances. Unless and until the Collateral Agent shall have received written notice from the Lease Indenture Trustee that the Lien of the applicable Lease Indenture has been fully discharged, the applicable Lease Indenture Trustee shall have the right to exercise the rights of such Owner Lessor under this Agreement (other than with respect to Excepted Payments and the rights to enforce and collect the same) to the extent set forth in and subject in each case to the exceptions set forth in the applicable Lease Indenture.

                  7.5 SET-OFF. The Pledgor hereby irrevocably authorizes the Collateral Agent and each Secured Party at any time and from time to time (i) upon the occurrence of a Lease

Event of Default of the kind described in clauses (a), (b), (g) and (h) of
Article XVI of the Facility Lease or (ii) upon the occurrence and continuance beyond the applicable grace period, if any, of any other Lease Event of Default and with the consent of the Secured Parties, without notice to the Pledgor, any such notice being expressly waived by the Pledgor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Secured Party to or for the credit or the account of the Pledgor, or any part thereof in such amounts as the Collateral Agent or such Secured Party may elect, against and on account of the obligations and liabilities of the Pledgor to the Collateral Agent or such Secured Party hereunder and claims of every nature and description of the Collateral Agent or such Secured Party against the Pledgor, in any currency, whether arising hereunder, under the Participation Agreement, any other Operative Document or otherwise, as the Collateral Agent or such Secured Party may elect, whether or not the Collateral Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Secured Party shall notify the Pledgor promptly of any such set-off and the application made by the Collateral Agent or such Secured Party of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Secured Party under this SECTION 7.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Secured Party may have.

                  7.6 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.8 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  7.9 INTEGRATION. The Security Documents represent the agreement of the Pledgors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to in the Security Documents. The Security Documents supersede any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Security Documents.

                  7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  7.11 SUBMISSION TO JURISDICTION; WAIVERS. The Pledgor (and, with respect to paragraph (e) below only, the Collateral Agent and each of the Secured Parties) hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to the Operative Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgor at its address referred to in SECTION 7.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  7.12 ACKNOWLEDGEMENTS. The Pledgor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of the Security Documents to which it is a party;

                  (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to the Pledgor arising out of or in connection with any Security Documents, and the relationship between the Pledgor, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created by any Security Document or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Pledgor and the Secured Parties.

                  7.13 RELEASES. (a) At such time as the Obligations shall have been paid in full, the Collateral shall automatically be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgors. At the request and sole expense of the Pledgor following any such termination, the Collateral Agent shall deliver to the Pledgor any Collateral held by the Collateral Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Pledgor in a transaction permitted by the Participation Agreement, then the Collateral Agent, at the request and reasonable and sole expense of the Pledgor, shall execute and deliver to the Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                  7.14 Security Interest Absolute.

                  (a) The obligations of the Pledgor under this Agreement are independent of the Obligations and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against another pledgor or any guarantor of the Obligations or whether another pledgor or any guarantor of the Obligations is joined in any such action or actions. All rights of the Owner Lessor and the pledge, hypothecation and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, to the extent permitted by Requirements of Law, irrespective of:

                           (i) any lack of validity or enforceability of any
                  Operative Document or any other agreement or instrument relating thereto;

                           (ii) any change in the time, manner or place of
                  payment of or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Operative Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Pledgor;

                           (iii) any taking, exchange, release or non-perfection
                  of any other collateral, or any taking, release or amendment or waiver of, or consent to departure from any guaranty, for all or any of the Obligations;

                           (iv) any manner of application of the Collateral, or
                  proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any other collateral for all or any of the Obligations;

                           (v) any change, restructuring or termination of the
                  structure or existence of the Pledgor; or

                           (vi) any other circumstances which might otherwise
                  constitute a defense available to, or a discharge of, the Pledgor or a third party grantor of a security interest.


                  The Pledgor hereby waives, to the maximum extent permitted by law (i) all rights under any law limiting remedies, including recovery of a deficiency, under an obligation secured by a mortgage or deed of trust on real property if the real property is sold under a power of sale contained in the mortgage, and all defenses based on any loss whether as a result of any such sale or otherwise, of Pledgor's right to recover any amount, whether by right of subrogation or otherwise; (ii) all rights under any law to require the Owner Lessor to pursue the Pledgor, or any other Person, any security which Owner Lessor may hold, or any other remedy before proceeding against the Pledgor;
(iii) all rights of reimbursement or subrogation, all rights to enforce any remedy that the Owner Lessor may have against the Pledgor, and all rights to participate in any security held by the Owner Lessor until the Obligations have been paid and performed in full; (iv) all rights to require the Owner Lessor to give any notices of any kind, including, without limitation, notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or expressly provided in the Participation Agreement; (v) all rights to assert the bankruptcy or insolvency of the Pledgor as a defense hereunder or as the basis for rescission hereof; (vi) all rights under any law purporting to reduce the Pledgor's obligations hereunder if the Obligations are reduced; (vii) all defenses based on the disability or lack of authority of the Pledgor or any Person, the repudiation of the Operative Documents by the Pledgor or any Person, the failure by the Owner Lessor to enforce any claim against the Pledgor, or the unenforceability in whole or in part of any Operative Documents;
(viii) all suretyship and guarantor's defenses generally; (ix) all rights to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Pledgor of its obligations under, or the enforcement by the Owner Lessor of, this Agreement; (x) any requirement on the part of the Owner Lessor to mitigate the damages resulting from any default; and (xi) except as otherwise specifically set forth herein, all rights of notice and hearing of any kind prior to the exercise of rights by the Owner Lessor upon the occurrence and during the continuation of a Lease Event of Default to repossess with judicial process or to replevy, attach or levy upon the Collateral. To the extent permitted by law, the Pledgor waives the posting of any bond otherwise required of the Owner Lessor in connection with any judicial process or proceeding to obtain possession of, replevy, attach, or levy upon the Collateral, to enforce any judgment or other security for the Obligations, to enforce any judgment or other court order entered in favor of Owner Lessor, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Agreement or any other agreement or document between the Pledgor and the Owner Lessor. The Pledgor further agrees that upon the occurrence and during the continuation of a Lease Event of Default, the Collateral Agent may elect to nonjudicially or judicially foreclose against any real or personal property security it holds for the Obligations or any part thereof, or to exercise any other remedy against the Pledgor, any security or any guarantor, even if the effect of that action is to deprive the Pledgor of the right to collect reimbursement for any sums paid by the Pledgor to the Collateral Agent.

                  7.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                          EME HOMER CITY GENERATION L.P.,


                                          By:   Mission Energy Westside, Inc.,
                                                its General Partner

                                          By:
                                                --------------------------------
                                                Name:
                                                Title:


Acknowledged and Agreed as of the date hereof:
THE BANK OF NEW YORK, as successor to
UNITED STATES TRUST COMPANY OF
     NEW YORK, as Collateral Agent


By:
      ----------------------------------------
      Name:
      Title:

                                                                   SCHEDULE 1 to
                         AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT



                                NOTICE ADDRESSES



EME HOMER CITY GENERATION L.P.

18101 Von Karman Avenue
Suite 1700
Irvine, CA 92612-1046
Attention: Treasurer      Telephone: 949-752-5588      Facsimile: 949-752-5624

                                                                   SCHEDULE 2 to
                         AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT


                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                         UNIFORM COMMERCIAL CODE FILINGS
--------------------------------------------------------------------------------

PLEDGOR                                   UCC FILING OFFICES
--------------------------------------------------------------------------------

EME Homer City Generation L.P.            California Secretary of State
                                          Pennsylvania Secretary of State
                                          Indiana County, PA
--------------------------------------------------------------------------------

                                                                   SCHEDULE 3 to
                         AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT


       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

PLEDGOR                          JURISDICTION      LOCATION
-------                          ------------      --------
EME Homer City Generation L.P.   PA                18101 Von Karman Avenue
                                                   Suite 1700
                                                   Irvine, California 92612-1046

                                                                   SCHEDULE 4 to
                         AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

1. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL1, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corporation, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

2. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL2, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

3. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL3, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

4. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL4, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

5. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL5, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

6. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL6, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

7. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL7, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

8. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL8, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to the United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.